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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT
                               DECEMBER 31, 1998

   The financial statements of the following entities were consolidated with those of the Registrant in the consolidated financial statements of the Registrant incorporated herein as of December 31, 1998:

     .  Weeks GP Holdings, Inc., a Georgia corporation.
            Registrant owns 100% of the common stock.

     .  Weeks LP Holdings, Inc., a Georgia corporation.
            Registrant owns 100% of the common stock.

     . Weeks Realty, L.P. (the "Operating Partnership"), a Georgia limited partnership.
            Weeks GP Holdings, Inc., owns a 1.3% general partnership interest. Weeks LP Holdings, Inc., owns a 71.6% limited partnership interest.

     .  Weeks Realty Construction Services, Inc., a Georgia corporation.
            The Operating Partnership owns 100% of the common stock.

     .  Weeks Special Purpose LLC, a Georgia limited liability company.
            The Operating Partnership owns 100% of the member interests.

     .  Weeks SPV Financing LLC, a Georgia limited liability company.
            Weeks Special Purpose LLC owns 100% of the member interests.

     .  Weeks Beacon Centre LLC, a Georgia limited liability company.
            The Operating Partnership owns 100% of the member interests.

     .  Codina/Tradewind, Ltd., a Florida limited partnership.
            The Operating Partnership owns a 99.99% limited and general partnership interest and Weeks Beacon Centre LLC owns a .01% general partnership interest.

     .  Codina/Tradewind No. 4, Ltd., a Florida limited partnership.
            The Operating Partnership owns a 99.99% limited and general partnership interest and Weeks Beacon Centre LLC owns a .01% general partnership interest.

     .  Raha Associates, Ltd., a Florida limited partnership.
            The Operating Partnership owns a 99.99% limited and general partnership interest and Weeks Beacon Centre LLC owns a .01% general partnership interest.

     .  New World Partners Joint Venture, a Florida general partnership.
            Codina/Tradewind, Ltd. owns a 50% general partnership interest and Raha Associates, Ltd. owns a 50% general partnership interest.

     . New World Partners Joint Venture Number Two, a Florida general partnership.
            Codina/Tradewind, Ltd. owns a 50% general partnership interest and Raha Associates, Ltd. owns a 50% general partnership interest.

     . New World Partners Joint Venture Number Three, a Florida general partnership.
            Codina/Tradewind, Ltd. owns a 50% general partnership interest and Raha Associates, Ltd. owns a 50% general partnership interest.

     . New World Partners Joint Venture Number Four, a Florida general partnership.
            Codina/Tradewind, No. 4, Ltd., owns a 50% general partnership interest and Raha Associates, Ltd. owns a 50% general partnership interest.
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     .  Weeks P-95 LLC, a Georgia limited liability company.
            The Operating Partnership owns 100% of the member interests.

     .  P-95/Global Limited Partnership, a Georgia limited partnership.
            The Operating Partnership owns a 99.9% limited partnership interest and Weeks P-95 LLC owns a 0.1% general partnership interest.

     .  P-95/Fed Limited Partnership, a Georgia limited partnership.
            The Operating Partnership owns a 99.9% limited partnership interest and Weeks P-95 LLC owns a 0.1% general partnership interest.

     .  P-95/Three Limited Partnership, a Georgia limited partnership.
            The Operating Partnership owns a 99.9% limited partnership interest and Weeks P-95 LLC owns a 0.1% general partnership interest.

     .  Weeks WBP, LLC, a Georgia limited liability company.
            The Operating Partnership owns 100% of the member interests.

     . Weeks NC Financing Limited Partnership, a Georgia limited partnership.
            The Operating Partnership directly owns a 99% partnership interest and indirectly owns a 1% partnership interest through its ownership of Weeks Special Purpose LLC and Weeks SPV Financing LLC.

     .  North Point Limited Partnership No. 1, a Florida limited partnership.
            The Operating Partnership owns an 85% partnership interest and Weeks Development Partnership owns a 15% partnership interest.

     .  BT Options Partners, Ltd., a Florida limited partnership.
            The Operating Partnership owns a 95% general partnership interest.

   The Operating Partnership accounted for the following entities on the equity method, at December 31, 1998.

     .  Weeks Realty Services, Inc., a Georgia corporation.
            The Operating Partnership owns 100% of the non-voting common stock and 1% of the voting common stock.

     .  Weeks Construction Services, Inc., a Georgia corporation.
            The Operating Partnership owns 100% of the non-voting common stock and 1% of the voting common stock.

     .  Weeks Development Partnership, a Georgia partnership.
            Weeks Construction Services, Inc. and Weeks Realty Services, Inc. own 100% of the partnership interests.

     .  Sugarloaf Holdings One, LLC, a Georgia limited liability company.
            The Operating Partnership owns a 50% member interest.

     .  BP One Limited Partnership, a Delaware limited partnership.
            The Operating Partnership owns a 49.9% limited partnership interest and Weeks WBP LLC owns a 0.1% general partnership interest.